EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Concrete Leveling System, Inc. (the “Company”) on Form 10-Q for the quarter ending January 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report). I, Edward A. Barth, Principal Executive Officer of the company, and I, Suzanne I. Barth, Principal Financial Officer of the company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief.

(1)	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2020	By:	/s/ Edward A. Barth
Edward A. Barth
Principal Executive Officer

	By:	/s/ Suzanne I. Barth
Suzanne I. Barth
Principal Financial Officer